                                             UAM Funds
                                             Funds for the Informed Investor(sm)



DSI Portfolios
Annual Report                                                  October 31, 1999
--------------------------------------------------------------------------------



                                                                   [LOGO OF UAM]

UAM FUNDS                                                       DSI PORTFOLIOS
                                                                OCTOBER 31, 1999

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ................................................        1

Portfolios of Investments
   Small Cap Value ..................................................       13
   Disciplined Value ................................................       16
   Balanced .........................................................       20
   Limited Maturity Bond ............................................       27
   Money Market .....................................................       31

Statements of Assets and Liabilities ................................       34

Statements of Operations ............................................       35

Statements of Changes in Net Assets
   Small Cap Value ..................................................       36
   Disciplined Value ................................................       37
   Balanced .........................................................       38
   Limited Maturity Bond ............................................       39
   Money Market .....................................................       40

Financial Highlights
   Small Cap Value ..................................................       41
   Disciplined Value ................................................       42
   Balanced .........................................................       44
   Limited Maturity Bond ............................................       45
   Money Market .....................................................       46

Notes to Financial Statements .......................................       47

Report of Independent Accountants ...................................       56

--------------------------------------------------------------------------------

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

October 31, 1999

Dear Shareholders:

Enclosed is our annual report on the investment results and strategies for the DSI Disciplined Value Portfolio, the DSI Small Cap Value Portfolio, the DSI Limited Maturity Bond Portfolio, the DSI Balanced Portfolio, and the DSI Money Market Portfolio.

UAM: DSI DISCIPLINED VALUE PORTFOLIO

The Disciplined Value Portfolio Institutional Class shares and Institutional Service Class shares posted net returns of -3.47% and -3.62%, respectively, for the twelve month period ending October 31, 1999. In the same time period the Standard & Poor's 500 ("S&P 500") returned 25.67%, the Lipper Equity Income Funds Index (the Portfolio's Lipper category) returned 10.63%, and the Target Large Company Value Index (formerly Wilshire Large Company Value Index) returned 1.61%.

The fiscal year ending October 31, 1999 has been the most difficult in terms of relative return that we have ever experienced. Most of the relative underperformance occurred in the latest three month period. We are all working diligently to turn around relative results and once again meet your expectations.

After enjoying a very good three month period in which the stock market appeared to be finally swinging back toward rewarding value investing (April, May and June), we saw a sharp reversal during the fourth fiscal quarter. Unfortunately not only did our value style under perform, but we had a quarter in which many of the companies in your portfolio experienced more than their fair share of negative earnings surprises. As a result, the Disciplined Value Portfolio under performed both the S&P 500 and the Target Large Company Value Index. We expect many of the hardest hit stocks in the portfolio to snap back over the next six months, as we move through year-end tax selling and enjoy the typical "January effect" bounce. "Value" has never been cheaper (more attractive) relative to the broad market than it is at present.

EQUITY MARKET OUTLOOK

The equity market finally succumbed in the fourth fiscal quarter to the year-long heightened pressure on interest rates, largely brought about by the Federal Reserve. This pressure was both overt (the Federal Funds rate was engineered upward three times) and covert (the Fed continued to "jawbone" about the high absolute valuation of the equity market). Over the past twelve months, corporate earnings have risen faster than stock prices, so the overall market is now slightly cheaper on a P/E ratio basis than it was a year ago.

UAM FUNDS                                                         DSI PORTFOLIOS

The S&P 500, dominated as it is by several "mega-capitalization," expensive stocks, sells at a P/E of just under 26 times 1999 projected earnings. The median stock in the S&P 500, however, sells at a much more reasonable 19 times earnings. The Disciplined Value Portfolio is very attractive on this basis, as the following table shows:

                                                                                           Weighted
                                                                                            Average
                         Weighted    Median    Price-to-                IBES*    P/E to     Market
                         Average       P/E       Book      Dividend    Growth    Growth     Capital-
                         P/E 1999     1999      Value        Yield      Rate      Ratio     ization
                        ----------   ------    -------      -------    ------    -------   ---------
S&P 500                    25.6       19.1       4.6          1.3        16        1.6       106.2
S&P/Barra Value            19.6       16.4       2.8          1.8        13        1.5        48.3
DSI Disciplined
Value Portfolio            15.1       14.2       2.2          1.9        13        1.2        41.1

*IBES is the Institutional Brokers Estimate Systems

UAM: DSI Small Cap Value Portfolio

The Small Cap Value Portfolio posted a net performance of -5.60% since its inception on December 15, 1998. The S&P Small Cap 600 Index returned -0.30% calendar year to date and for the same period, the Russell 2000 returned 2.79%.

Small cap stocks have struggled since the Portfolio's inception on December 15, 1998. From that date until the end of October 1999, the S & P Small Cap 600 Index (a small cap index) has risen 8.2% while the S & P 500 has climbed 21.1%. The broad market's strength has been confined to a limited number of names, most notably those with the largest market capitalizations and technology, including internet, stocks. In fact, most of the gain for small caps has come from companies that are not profitable. As could be expected in that environment, small cap value stocks have not kept pace with the S & P 600 Value Index which was up only 2.3%. The DSI Small Cap Value Portfolio declined 5.6% during the same period. While we benefited from the acquisitions of several of our companies, we were hurt by others that reported earnings shortfalls. In the small cap arena, even minor disappointments get punished severely. Over the past few months, investor interest has broadened and small stocks have been performing better, as has the Portfolio. We strongly believe that our portfolio is well positioned and attractively valued. We own 48 stocks with a median P/E of 11.8x next year's earnings, a 1.9x price-to-book value ratio, and an average annual growth rate in excess of 20%.

UAM FUNDS                                                         DSI PORTFOLIOS


UAM: DSI LIMITED MATURITY BOND PORTFOLIO

The Limited Maturity Bond Portfolio posted a net performance of 1.04% for the twelve month period ended October 31, 1999. During the same period the Merrill Lynch Corporate/Government Bond 1.00-4.99 Year Index returned 2.24% while the Lipper 1-5 Year Investment Grade Debt Funds Average posted a return of 2.98%.

The fiscal year began with interest rates near all-time lows. The "flight to quality" that coincided with the third quarter's emerging markets meltdown caused investors to flee to the safe haven of US Treasury Securities. The Federal Reserve lowered short term interest rates three times, totaling 0.75%. As measured by the five-year Treasury note, interest rates began the period yielding less than 4.5%. The crisis gripped the financial community and it was real. So-called spread product (mortgage and corporate securities) did not participate in the rally as the yield available on these issues remained steady. Therefore, investors in these securities suffered negative relative performance to Treasuries.

From a fundamental economic standpoint, it was thought during this time that the crisis was a distinct threat to the health of the US economy. Deflation or dis-inflation became the favorite buzz-words in the fixed income markets. With the world in an economic funk, it was widely thought the US economy could not be far behind. What actually happened was just the opposite.

The US economy did not miss a beat. The swift action by the Federal Reserve proved to be just the tonic the world economy needed. Not to mention the liquidity that Wall Street needed after the much publicized Long Term Capital Management debacle. Economic growth, as measured by GDP, grew an astonishing 5.9% during the fourth calendar quarter of 1998. And after a breather during the second quarter, 1.9% growth has grown above trend since. Third quarter GDP posted a 4.8% rate and October 1999 continued strong.

This economic growth negated deflationary expectations and proved to be bad news for interest rates and bond investors in general. With the disaster avoided and economic growth strong, interest rates reversed course and have risen steadily since the beginning of the fiscal year. As measured by the Treasury five-year note, interest rates have risen almost 1.60% during the twelve months ended October 31, 1999. The rise in interest rates has been validated by the Federal Reserve. The Fed has also reversed policy course and raised short-term interest rates. So far by the end of the portfolio's fiscal year the Fed has moved twice: once in June raising 0.25% and

UAM FUNDS                                                         DSI PORTFOLIOS

again in August (another 0.25%). The market expects another rise at the November meeting. The tightening in November would totally reverse the crisis management action of last fall and put the Fed back to a neutral stance.

The market for spread product has also improved although not to levels seen before the crisis. We expect that as liquidity improves after the Y2K year-end improvement in these sectors will continue.

FIXED INCOME INVESTMENT STRATEGY

We entered the fourth fiscal quarter with a neutral outlook on interest rates and had positioned the portfolio's duration to match that of the benchmark index. At the end of August, however, we felt that the risks of rising rates in a brisk economy began to far outweigh the potential for falling rates. Accordingly, we shortened the portfolio's duration by approximately 10%. The shorter duration had a slight detrimental effect on the portfolio's performance in September due to the aforementioned brief bond market rally at the end of that month. The strategy, however, added value in October.

UAM: DSI BALANCED PORTFOLIO

The Balanced Portfolio has returned a net -2.67% for the twelve month period ending October 31, 1999, compared with the Lipper Balanced Fund Index return of 12.57% for the same period. A blended Balanced Index comprised of the S&P 500 Index, Lehman Aggregate Index and U.S. Three-Month Treasury Bill Average returned 12.88%.

EQUITY MARKET COMMENTARY

Our investment strategy for the equity portion of the Balanced Portfolio is identical to that of the Disciplined Value Portfolio. Please refer to that section for equity commentary.

FIXED INCOME MARKET COMMENTARY

Our fixed income strategy is discussed in the section pertaining to our management of the Limited Maturity Bond Portfolio. In general, we have a market weighting in lower coupon mortgage-backed securities and an above average weighting in investment grade corporate bonds. Less-than-investment grade corporates are under the prospectus limit of ten percent.

ASSET MIX

As of October 31, 1999, the portfolio held 57.6% in equities and 42.4% in fixed income securities and cash equivalents.

UAM FUNDS                                                         DSI PORTFOLIOS


UAM: DSI MONEY MARKET PORTFOLIO

The Money Market Portfolio had a 7-day compounded yield of 5.32% on October 31, 1999, versus 4.94% for the IBC's Money Fund Average/All Taxable Index.

We continue to pursue a strategy of investing in only the highest quality short-term investments for the Portfolio. We have expanded our list of approved corporate names to include some overlooked programs. Money market rates of interest are a direct function of the Federal Funds Rate and monetary policy.

The Portfolio ended the period with 91.6% in discount commercial paper and 8.2% in U.S. government agency and asset-backed securities. The portfolio average days to maturity ended at 57 days. The Money Market Portfolio is neither insured nor guaranteed by the US Government. The portfolio is managed according to Rule 2a-7 guidelines, however, there is no assurance that the stable net asset value of $1.00 will be maintained.

Sincerely,


/s/ PETER M. WHITMAN, JR.


Peter M. Whitman, Jr.
President & Chief Investment Officer

The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions.

There are no assurances that a portfolio will meet its stated objectives.

 The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 A portfolio's holdings are subject to change because it is actively managed.

   Portfolio changes should not be considered recommendations for action by individual investors.

UAM FUNDS                                                         DSI PORTFOLIOS


                      Definition of the Comparative Indices
                      -------------------------------------

Balanced Index is hypothetical benchmark index comprised of 50% S&P Index, 45% Lehman Aggregate Bond Index and 5% U.S. 3-Month Treasury Bill Index.

IBC's Money Fund Average/All Taxable Index is an average of all major money market fund yields, published weekly for 7- and 30-day yields.

Lehman Aggregate Index is an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

Target Large Company Value Index is an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

Lipper 1-5 Year Short Investment Grade Debt Funds Average is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

Lipper Balanced Fund Index is an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60% to 40%.

Lipper Equity Income Fund Index is an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

Merrill Lynch 1-4.99 Year Corporate/Government Bond Index is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to
4.99 years. Corporates are investment grade only (BBB or higher).

Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

UAM FUNDS                                                         DSI PORTFOLIOS


Standard & Poor's Small Cap 600 Index is an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

Standard & Poor's Barra Value Index is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

Standard & Poor's 600 Value Index is constructed by dividing the securities in the S&P Small Cap 600 Index according to price-to-book ratio. The securities with the lower price-to-book ratios are contained in this index.

U.S. Three-Month Treasury Bill Average is the average return for all treasury bills for the previous three month period.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                          DSI SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
Growth of a $10,000 Investment


--------------------------------------------------------------------------------
                                TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
                                     Since
                                   12/16/98*
--------------------------------------------------------------------------------
                                    -5.60%
--------------------------------------------------------------------------------

                                    [GRAPH]

                             [PLOT POINTS TO COME]



* Beginning of operations. Index comparisons begin on 11/30/98.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

             See definition of comparative indices on pages 6 and 7.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO


--------------------------------------------------------------------------------
Growth of a $10,000 Investment

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
Institutional Class Shares    Institutional Service Class Shares
--------------------------------------------------------------------------------
1         5      Since         1       Since
Year    Years   12/12/89*      Year    5/23/97*
--------------------------------------------------------------------------------
-3.47%  13.92%  10.91%         -3.62%  3.87%
--------------------------------------------------------------------------------

                                    [GRAPH]

                             [PLOT POINTS TO COME]



                                 [NEWSET TABLE]

                             [PLOT POINTS TO COME]



* Beginning of operations. Index comparisons begin on 11/30/89.

++The graph presents the performance of the Institutional Class shares. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees (including 12b-1 fees) assessed to that class.

  The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

             See definition of comparative indices on pages 6 and 7.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Growth of a $10,000 Investment


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN**
For Period Ended October 31, 1999
--------------------------------------------------------------------------------
1 Year      Since 12/22/97*
--------------------------------------------------------------------------------
-2.67%        1.66%
--------------------------------------------------------------------------------

                                    [GRAPH]

                             [PLOT POINTS TO COME]




                                 [NEWSET TABLE]

                             [PLOT POINTS TO COME]



* Beginning of operations. Index comparisons begin on 12/31/97.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

             See definition of comparative indices on pages 6 and 7.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

              -----------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURN
                    FOR PERIOD ENDED OCTOBER 31, 1999
              -----------------------------------------------

              1 Year          5 Years          Since 12/18/89

              1.04%            5.56%              6.03%


                                    [GRAPH]

                             [PLOT POINTS TO COME]



* Beginning of operations. Index comparisons begin on 12/31/89.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

             See definition of comparative indices on pages 6 and 7.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------


Growth of a $10,000 Investment
            ---------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1999
            ---------------------------------------------------------------
                                                                  Since
             1 Year                5 years                       12/28/89
              4.77%                 5.23%                          4.91%

                                    [GRAPH]


                             [PLOT POINTS TO COME]



*  Beginning of operations. Index comparisons begin on 12/31/89.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

             See definition of comparative indices on pages 6 and 7.

UAM FUNDS                                          DSI SMALL CAP VALUE PORTFOLIO
                                                   OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 97.8%
--------------------------------------------------------------------------------

                                              Shares            Value
                                            ----------        ----------
AIR TRANSPORTATION -- 1.2%
   Amtran* .....................               9,760          $  196,420
                                                              ----------
CHEMICALS -- 5.6%
   Cambrex .....................              15,365             464,791
   OM Group ....................              11,150             418,125
                                                              ----------
                                                                 882,916
                                                              ----------
COMMUNICATIONS EQUIPMENT -- 2.4%
   InterVoice-Brite* ...........              30,955             383,068
                                                              ----------
COMPUTERS & SERVICES -- 34.4%
   Apex* .......................              29,315             502,019
   Artesyn Technologies* .......              26,385             521,104
   Best Software* ..............              25,400             501,650
   Electronics for Imaging* ....               3,900             157,219
   Equinox Systems* ............              25,855             250,470
   Mastec* .....................              11,100             363,525
   Peerless Systems* ...........              45,735             438,770
   Progress Software* ..........              18,000             603,000
   SS&C Technologies* ..........              33,505             148,678
   Smart Modular* ..............              21,885             812,481
   Sunquest* ...................              32,200             414,575
   Sybase* .....................              26,800             360,125
   Tektronix ...................              11,510             388,463
                                                              ----------

                                                               5,462,079
                                                              ----------
ENTERTAINMENT -- 0.8%
   Sunterra* ...................              12,900             129,000
                                                              ----------
FINANCIAL SERVICES -- 7.6%
   Dain Rauscher ...............               5,300             284,544
   Freedom Securities ..........              13,100             194,863
   Hamilton Bank* ..............              14,650             232,569
   Metris ......................              14,310             492,801
                                                              ----------
                                                               1,204,777
                                                              ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          DSI SMALL CAP VALUE PORTFOLIO
                                                   OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                      Shares             Value
                                                     ---------        ----------
INSURANCE -- 4.6%
   Enhance Financial Services Group ....              13,060          $  238,345
   Radian Group ........................               9,345             493,533
                                                                      ----------
                                                                         731,878
                                                                      ----------
MEDICAL PRODUCTS & SERVICES -- 2.9%
   American Retirement* ................              16,510              81,518
   RehabCare Group* ....................              10,530             205,335
   Sierra Health Services* .............              24,545             179,485
                                                                      ----------
                                                                         466,338
                                                                      ----------
MISCELLANEOUS BUSINESS SERVICES -- 14.6%
   Alternative Resources* ..............              30,250             117,219
   Applied Graphics Technologies* ......              30,720             211,200
   HA-LO Industries* ...................              44,280             215,865
   Interface ...........................              37,630             150,520
   NFO Worldwide* ......................              25,930             288,471
   Personnel Group of America* .........              29,130             194,807
   Sun Microsystems* ...................               6,799             719,047
   Tetra Tech* .........................              26,410             419,259
                                                                      ----------
                                                                       2,316,388
                                                                      ----------
PETROLEUM & FUEL PRODUCTS -- 3.2%
   Helmerich & Payne ...................              14,400             342,900
   Noble Affiliates ....................               6,800             172,125
                                                                      ----------
                                                                         515,025
                                                                      ----------
PROFESSIONAL SERVICES -- 0.8%
   United Road Services* ...............              44,050             130,773
                                                                      ----------
RETAIL -- 6.8%
   Consolidated Stores* ................              21,655             396,557
   Ross Stores .........................              16,830             346,067
   Stage Stores* .......................              36,815             177,172
   United Retail Group* ................              16,900             165,831
                                                                      ----------

                                                                       1,085,627
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          DSI SMALL CAP VALUE PORTFOLIO
                                                   OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                                      Shares        Value
                                                                    ----------  ------------
SEMI-CONDUCTORS/INSTRUMENTS -- 9.3%
   Actel* ..................................................          26,940    $    508,493
   DII Group* ..............................................          12,640         455,040
   Hadco* ..................................................           8,900         327,075
   Triumph Group* ..........................................           7,710         185,522
                                                                                ------------
                                                                                   1,476,130
                                                                                ------------
STEEL & STEEL WORKS -- 2.5%
   Intermet ................................................          38,795         392,799
                                                                                ------------
TRANSPORTATION -- 1.1%
   Laidlaw .................................................          28,425         174,103
                                                                                ------------
   TOTAL COMMON STOCKS
      (Cost $16,094,072)(a) ................................                      15,547,321
                                                                                ------------
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.5%
--------------------------------------------------------------------------------------------

                                                                    Face
                                                                   Amount
                                                                ------------
REPURCHASE AGREEMENT -- 4.5%
   Chase Securities, Inc. 5.15%, dated 10/29/99,
      due 11/01/99, to be repurchased at $714,306,
      collateralized by $716,429 of various
      U.S. Treasury Bills and U.S. Treasury Notes,
      valued at $714,020 (Cost $714,000) ...................    $    714,000         714,000
                                                                                ------------
   TOTAL INVESTMENTS -- 102.3%
      (Cost $16,808,072) (a) ...............................                      16,261,321
                                                                                ------------
   OTHER ASSETS AND LIABILITIES, NET -- (2.3)% .............                        (368,181)
                                                                                ------------

   TOTAL NET ASSETS -- 100.0% ..............................                    $ 15,893,140
                                                                                ============

*    Non-Income Producing Security
(a) The cost for federal income tax purposes was $16,809,064. At October 31, 1999, net unrealized depreciation for all securities based on tax cost was $547,743. This consisted of aggregate gross unrealized appreciation for all securities of $2,407,579 and aggregate gross unrealized depreciation for all securities of $2,955,322.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
                                                 OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 99.7%
--------------------------------------------------------------------------------

                                                Shares             Value
                                              ---------         ----------

AIRCRAFT -- 3.7%
   United Technologies ...........              25,276          $1,529,198
                                                                ----------
APPAREL -- 2.4%
   Liz Claiborne .................              24,658             986,320
                                                                ----------
BANKS -- 11.2%
   Bank of America ...............              22,343           1,438,331
   Chase Manhattan Bank ..........              21,476           1,876,465
   Washington Mutual .............              38,685           1,390,242
                                                                ----------
                                                                 4,705,038
                                                                ----------
CHEMICALS -- 5.6%
   FMC* ..........................              13,100             533,006
   IMC Global ....................              34,000             433,500
   Imperial Chemical Industries ..              34,126           1,371,439
                                                                ----------
                                                                 2,337,945
                                                                ----------
COMPUTERS & SERVICES -- 7.0%
   Compaq Computer ...............              37,033             703,627
   Ikon Office Solutions .........              60,375             415,078
   International Business Machines               9,210             906,034
   Seagate Technology* ...........              30,200             889,012
                                                                ----------
                                                                 2,913,751
                                                                ----------
DEFENSE AND AEROSPACE -- 0.7%
   Raytheon, Cl B ................              10,349             301,415
                                                                ----------
ELECTRICAL SERVICES -- 5.2%
   Niagara Mohawk Holdings* ......              51,200             812,800
   Unicom ........................              35,410           1,356,646
                                                                ----------
                                                                 2,169,446
                                                                ----------
ELECTRONICS -- 3.0%
   Philips Electronics* ..........               7,988             830,253
   Synopsys* .....................               6,900             429,956
                                                                ----------
                                                                 1,260,209
                                                                ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
                                                 OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                     Shares             Value
                                                    --------         ----------

ENVIRONMENTAL SERVICES-- 1.8%
   Allied Waste Industries* ...........              45,300          $  475,650
   Waste Management* ..................              14,620             268,642
                                                                     ----------
                                                                        744,292
                                                                     ----------
FINANCIAL SERVICES -- 5.7%
   Citigroup ..........................              12,300             665,737
   Fannie Mae .........................              16,100           1,139,075
   Merrill Lynch ......................               7,500             588,750
                                                                     ----------
                                                                      2,393,562
                                                                     ----------
FOOD, BEVERAGE & TOBACCO -- 1.1%
   Philip Morris ......................              18,000             453,375
                                                                     ----------
HOTELS & LODGING -- 0.9%
   Host Marriott ......................              44,000             396,000
                                                                     ----------
INSURANCE -- 8.8%
   Aetna ..............................              15,744             791,136
   Allstate ...........................              35,794           1,029,077
   Travelers Property Casualty ........              38,700           1,393,200
   UnumProvident ......................              14,900             490,769
                                                                     ----------
                                                                      3,704,182
                                                                     ----------
LEISURE -- 2.0%
   Royal Carribean Cruises ............              15,970             847,408
                                                                     ----------
MEDICAL PRODUCTS & SERVICES -- 2.9%
   HealthSouth Rehabilitation* ........             102,100             587,075
   Tenet Healthcare* ..................              32,665             634,926
                                                                     ----------
                                                                      1,222,001
                                                                     ----------
MISCELLANEOUS BUSINESS SERVICES -- 1.5%
   Cendant* ...........................              37,300             615,450
                                                                     ----------
PAPER & PAPER PRODUCTS -- 2.5%
   Fort James .........................              23,010             605,451
   Smurfit-Stone Container* ...........              20,428             440,479
                                                                     ----------
                                                                      1,045,930
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
                                                 OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                     Shares             Value
                                                    --------         ----------
PETROLEUM & FUEL PRODUCTS -- 7.5%
   Atlantic Richfield ...................             6,200         $   577,762
   BP Amoco ADR .........................            22,516           1,300,299
   Texaco ...............................            20,420           1,253,278
                                                                     ----------
                                                                      3,131,339
                                                                     ----------
PHARMACEUTICALS -- 2.9%
   American Home Products ...............            22,852           1,194,017
                                                                     ----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 2.4%
   Xerox ................................            36,366           1,018,248
                                                                     ----------
PRINTING & PUBLISHING -- 1.2%
   Reader's Digest, Cl A ................            16,000             516,000
                                                                     ----------
RAILROADS -- 2.6%
   Union Pacific ........................            19,400           1,081,550
                                                                     ----------
RETAIL -- 11.3%
   Albertson's ..........................            30,410           1,104,263
   CompUSA* .............................            90,900             516,994
   Federated Department Stores* .........            11,900             507,981
   J.C. Penney ..........................            32,618             827,682
   Kmart* ...............................            21,597             217,320
   Rite Aid .............................            38,100             333,375
   TJX ..................................            24,300             659,138
   Tricon Global Restaurants* ...........            13,490             542,129
                                                                     ----------
                                                                      4,708,882
                                                                     ----------
TELEPHONES & TELECOMMUNICATION -- 5.8%
   AT&T .................................            15,940             745,195
   Centurytel ...........................            18,400             744,050
   GTE ..................................             6,447             483,525
   SBC Communications ...................             8,500             432,969
   Sprint PCS Group* ....................               443              36,741
                                                                     ----------
                                                                      2,442,480
                                                                     ----------
   TOTAL COMMON STOCKS
      (Cost $45,421,510) ................                            41,718,038
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
                                                 OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------

                                                      Face
                                                     Amount          Value
                                                    --------     ------------

FINANCIAL SERVICES -- 0.5%
   Kmart Financing, 7.75% ....................       $5,170      $    232,327
                                                                 ------------
   TOTAL CONVERTIBLE PREFERRED STOCK
      (Cost $246,371) ........................                        232,327
                                                                 ------------
   TOTAL INVESTMENTS -- 100.2%
      (Cost $45,667,881) (a) .................                     41,950,365
                                                                 ------------
   OTHER ASSETS AND LIABILITIES, NET -- (0.2)%                        (90,118)
                                                                 ------------
   NET ASSETS -- 100.0% ......................                   $ 41,860,247
                                                                 ============

  *  Non-Income Producing Security
ADR  American Depositary Receipt
 Cl  Class
(a) The cost for federal income tax purposes was $46,120,694. At October 31, 1999, net unrealized depreciation for all securities based on tax cost was $4,170,329. This consisted of aggregate gross unrealized appreciation for all securities of $4,124,108 and aggregate gross unrealized depreciation for all securities of $8,294,437.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 1999

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 57.6%
--------------------------------------------------------------------------------

                                                Shares            Value
                                              ----------        ----------
AIRCRAFT -- 2.1%
   United Technologies .............             8,600          $  520,300
                                                                ----------
APPAREL -- 1.8%
   Liz Claiborne ...................            10,880             435,200
                                                                ----------
BANKS -- 7.1%
   Bank of America .................             7,896             508,305
   Chase Manhattan Bank ............             8,700             760,162
   Washington Mutual ...............            13,527             486,127
                                                                ----------
                                                                 1,754,594
                                                                ----------
CHEMICALS -- 3.3%
   FMC* ............................             4,400             179,025
   IMC Global ......................            11,400             145,350
   Imperial Chemical Industries ....            12,000             482,250
                                                                ----------
                                                                   806,625
                                                                ----------
COMPUTERS & SERVICES -- 4.1%
   Compaq Computer .................            12,420             235,980
   Ikon Office Solutions ...........            18,110             124,506
   International Business Machines..             3,100             304,962
   Seagate Technology* .............            12,100             356,194
                                                                ----------
                                                                 1,021,642
                                                                ----------
DEFENSE AND AEROSPACE -- 0.5%
   Raytheon Company, Cl B ..........             4,300             125,237
                                                                ----------
ELECTRICAL SERVICES -- 2.8%
   Niagara Mohawk Holdings* ........            15,000             238,125
   Unicom ..........................            11,900             455,919
                                                                ----------
                                                                   694,044
                                                                ----------
ELECTRONICS -- 1.7%
   Philips Electronics* ............             2,522             262,130
   Synopsys* .......................             2,400             149,400
                                                                ----------
                                                                   411,530
                                                                ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                     Shares             Value
                                                   ----------        ----------
ENVIRONMENTAL SERVICES -- 0.8%
   Allied Waste Industries* ...........              12,785          $  134,242
   Waste Management* ..................               3,595              66,058
                                                                     ----------
                                                                        200,300
                                                                     ----------
FINANCIAL SERVICES -- 3.0%
   Citigroup ..........................               3,500             189,437
   Fannie Mae .........................               5,500             389,125
   Merrill Lynch ......................               2,100             164,850
                                                                     ----------
                                                                        743,412
                                                                     ----------
FOOD, BEVERAGE & TOBACCO -- 0.5%
   Philip Morris ......................               5,200             130,975
                                                                     ----------
HOTELS & LODGING -- 0.6%
   Host Marriott ......................              16,100             144,900
                                                                     ----------
INSURANCE -- 5.0%
   Aetna ..............................               4,450             223,612
   Allstate  ..........................              14,000             402,500
   Travelers Property Casualty ........              13,150             473,400
   UnumProvident ......................               4,350             143,278
                                                                     ----------

                                                                      1,242,790
                                                                     ----------
LEISURE -- 1.1%
   Royal Carribean Cruises ............               5,275             279,905
                                                                     ----------
MEDICAL PRODUCTS & SERVICES -- 1.7%
   Healthsouth Rehabilitation* ........              33,500             192,625
   Tenet Healthcare* ..................              11,900             231,306
                                                                     ----------
                                                                        423,931
                                                                     ----------
MISCELLANEOUS BUSINESS SERVICES -- 0.8%
   Cendant* ...........................              12,650             208,725
                                                                     ----------
PAPER & PAPER PRODUCTS -- 1.5%
   Fort James .........................               8,500             223,656
   Smurfit-Stone Container* ...........               6,200             133,687
                                                                     ----------
                                                                        357,343
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                     Shares             Value
                                                   ----------        ----------
PETROLEUM & FUEL PRODUCTS -- 4.6%
   Atlantic Richfield ...................             2,500          $  232,969
   BP Amoco ADR .........................             8,502             490,990
   Texaco ...............................             6,815             418,271
                                                                     ----------
                                                                      1,142,230
                                                                     ----------
PHARMACEUTICALS -- 1.6%
   American Home Products ...............             7,600             397,100
                                                                     ----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.4%
   Xerox ................................            12,030             336,840
                                                                     ----------
PRINTING & PUBLISHING -- 0.7%
   Reader's Digest, Cl A ................             5,300             170,925
                                                                     ----------
RAILROADS -- 1.4%
   Union Pacific ........................             6,315             352,061
                                                                     ----------
RETAIL -- 6.2%
   Albertson's ..........................             8,961             325,396
   CompUSA* .............................            31,125             177,023
   Federated Department Stores* .........             3,340             142,576
   J.C. Penney ..........................            10,935             277,476
   Kmart* ...............................            11,920             119,945
   Rite Aid .............................            12,750             111,562
   TJX ..................................             7,800             211,575
   Tricon Global Restaurants* ...........             3,865             155,325
                                                                     ----------
                                                                      1,520,878
                                                                     ----------
TELEPHONES & TELECOMMUNICATION -- 3.3%
   AT&T .................................             5,840             273,020
   Centurytel ...........................             6,230             251,926
   GTE ..................................             1,820             136,500
   SBC Communications ...................             2,900             147,719
                                                                     ----------
                                                                        809,165
                                                                     ----------
   TOTAL COMMON STOCKS
      (Cost $15,362,353) ................                            14,230,652
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE BONDS -- 11.6%
--------------------------------------------------------------------------------

                                                   Face
                                                  Amount               Value
                                                ----------          ----------
COMPUTERS & SERVICES -- 0.6%
   First Data MTN
      6.375%, 12/15/07 ...............          $  150,000          $  141,845
                                                                    ----------
FINANCIAL SERVICES -- 0.9%
   Leucadia National
      7.750%, 08/15/13 ...............             250,000             227,048
                                                                    ----------
INSURANCE -- 0.3%
   First Colony
      6.625%, 08/01/03 ...............              85,000              83,773
                                                                    ----------
RETAIL -- 2.0%
   Harcourt General
      8.875%, 06/01/22 ...............             250,000             255,110
   Kroger
      7.150%, 03/01/03 ...............             250,000             248,438
                                                                    ----------
                                                                       503,548
                                                                    ----------
TELEPHONES & TELECOMMUNICATION -- 1.7%
   Cable & Wireless Communications
      6.750%, 12/01/08 ...............             250,000             252,988
   GTE Hawaiian Telephone
      7.375%, 09/01/06 ...............             175,000             172,009
                                                                    ----------
                                                                       424,997
                                                                    ----------
UTILITIES -- 6.1%
   Boston Edison
      6.800%, 03/15/03 ...............             325,000             320,080
   Carolina Power & Light
      8.625%, 09/15/21 ...............             250,000             276,458
   Emerson Electric
      5.500%, 09/15/08 ...............             200,000             181,394
   Kansas Gas & Electric
      6.200%, 01/15/06 ...............             250,000             239,498
   Potomac Electric Power
      6.250%, 10/15/07 ...............             500,000             485,245
                                                                    ----------
                                                                     1,502,675
                                                                    ----------
   TOTAL CORPORATE BONDS
      (Cost $2,994,003) ..............                               2,883,886
                                                                    ----------

The accompanying notes an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 1999



----------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 7.3%
----------------------------------------------------------------------------------------
                                                            Face
                                                            Amount               Value
                                                          ----------          ----------
   U.S. Treasury Bond
      4.750%, 02/15/04 .........................          $  400,000          $  381,936
   U.S. Treasury Notes
      6.000%, 07/31/02 .........................             250,000             250,820
      6.250%, 08/15/23 .........................              75,000              73,394
   U.S. Treasury STRIPS
      11/15/04 .................................             600,000             441,767
      08/15/09 .................................             745,000             399,842
      02/15/18 .................................             850,000             257,397
                                                                              ----------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $1,690,105) ........................                               1,805,156
                                                                              ----------
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.7%
----------------------------------------------------------------------------------------
   Federal Home Loan Bank
      5.545%, 11/25/08 .........................             425,000             388,276
   Federal National Mortgage Association
      6.110%, 09/24/08 .........................             250,000             227,709
   Indonesia AID
      9.020%, 08/01/19 .........................             300,000             303,525
                                                                              ----------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $1,007,097) ........................                                 919,510
                                                                              ----------
----------------------------------------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS -- 14.9%
----------------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corporation TBA
      7.500%, 12/01/29 .........................             164,000             164,307
   Federal Home Loan Mortgage Corporation
      8.000%, 03/01/28 .........................             413,931             422,849
      6.500%, 09/01/28 .........................             361,083             346,189
      6.000%, 02/01/29 .........................             292,196             272,654
   Federal National Mortgage Association
      7.000%, 11/01/11 .........................             344,904             344,904
      9.000%, 06/01/25 .........................              35,623              37,249
      9.000%, 06/01/25 .........................              99,132             104,089
      6.500%, 07/01/26 .........................             357,321             344,590
      7.000%, 10/01/27 .........................             305,768             300,421

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 1999

------------------------------------------------------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS -- continued
------------------------------------------------------------------------------------------------------
                                                                               Face
                                                                              Amount          Value
                                                                           -----------     -----------
      6.500%, 06/01/28 ..........................................          $   335,169     $   321,133
      6.000%, 07/01/28 ..........................................              573,884         534,964
   Federal National Mortgage Association, Ser 1998-M4, Cl B REMIC
      6.424%, 12/25/23 ..........................................              100,000          98,545
   Federal Home Loan Mortgage Corporation
      7.000%, 10/01/29 ..........................................              400,000         393,000
                                                                                           -----------
   TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS
      (Cost $3,751,394) .........................................                            3,684,894
                                                                                           -----------
------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.1%
------------------------------------------------------------------------------------------------------
   Deutsche Mortgage and Asset Receiving, Ser 1998-C1, Cl A2
      6.538%, 02/15/08 ..........................................              300,000         283,869
   The Money Store Home Equity Trust, Ser 1997-D, Cl AF7
      6.485%, 12/15/38 ..........................................              250,000         245,625
   The Money Store Home Equity Trust, Ser 1996-B, Cl A7
      7.550%, 06/15/20 ..........................................              160,000         160,699
   UCFC Home Equity Loan, Ser 1995-C1, Cl A3
      6.775%, 09/10/17 ..........................................               14,098          14,095
   UCFC Home Equity Loan, Ser 1997-C, Cl A5
      6.880%, 09/15/22 ..........................................              310,000         308,196
                                                                                           -----------
   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
      (Cost $1,046,014) .........................................                            1,012,484
                                                                                           -----------
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.8%
------------------------------------------------------------------------------------------------------
   GE Capital CP
      5.313%, 11/15/99 ..........................................              164,000         163,663
   U.S. Treasury Bill 01/27/00
      4.960%, 01/27/00+ .........................................               25,000          24,700
                                                                                           -----------
   TOTAL SHORT-TERM INVESTMENTS
      (Cost $188,362) ...........................................                              188,363
                                                                                           -----------
   TOTAL INVESTMENTS -- 100.0%
      (Cost $26,039,328) (a) ....................................                           24,724,945
                                                                                           -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
                                                          OCTOBER 31, 1999

--------------------------------------------------------------------------------

                                                              Value
                                                          ------------
OTHER ASSETS AND LIABILITIES, NET -- (0 0)% ..            $     (5,379)
                                                          ------------
NET ASSETS -- 100.0% .........................            $ 24,719,566
                                                          ============

--------------------------------------------------------------------------------
     *  Non-Income Producing Security
     + All or a portion of this security was pledged to cover margin requirements for open futures contracts.
   ADR  American Depositary Receipt
    Cl  Class
    CP Commercial Paper. The rate reported on the Portfolio of Investments is the effective yield as of October 31, 1999.
   MTN  Medium Term Note
 REMIC  Real Estate Mortgage Investment Conduit
   Ser  Series
STRIPS  Separately Traded Registered Interest and Principal Securities
   TBA Securities traded under delayed delivery commitments settling after October 31, 1999. Income on these securities will not be earned until settlement date.
   (a) The cost for federal income tax purposes was $26,163,536. At October 31, 1999, net unrealized depreciation for all securities based on tax cost was $1,438,591. This consisted of aggregate gross unrealized appreciation for all securities of $1,660,666 and aggregate gross unrealized depreciation for all securities of $3,099,257.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
CORPORATE BONDS AND NOTES - 27.6%
--------------------------------------------------------------------------------

                                                Face
                                               Amount              Value
                                             ----------          ---------
ENTERTAINMENT -- 0.0%
   Time Warner
      9.125%, 01/15/13 ..................    $    5,000          $    5,616
                                                                 ----------
FINANCE -- 7.5%
   Finova Capital
      6.500%, 07/28/02 ..................       520,000             512,850
   Republic New York
      7.875%, 12/12/01 ..................     1,025,000           1,041,656
                                                                 ----------
                                                                  1,554,506
                                                                 ----------
INDUSTRIAL -- 11.0%
   ITT
      8.550%, 06/15/09 ..................       450,000             456,692
   Philip Morris
      6.950%, 06/01/06 ..................       800,000             801,208
   Phillips Petroleum
      9.180%, 09/15/21 ..................       600,000             626,826
   Xerox
      5.875%, 06/15/37 ..................       400,000             399,060
                                                                 ----------

                                                                  2,283,786
                                                                 ----------
MEDICAL PRODUCTS & SERVICES -- 2.2%
   Columbia/HCA Healthcare
      8.360%, 04/15/24 ..................       500,000             461,250
                                                                 ----------
REAL ESTATE -- 2.2%
   D.R. Horton
      8.000%, 02/01/09 ..................       250,000             218,125
   U.S. Home
      7.950%, 03/01/01 ..................       250,000             251,109
                                                                 ----------
                                                                    469,234
                                                                 ----------
RETAIL -- 2.4%
   Harcourt General
      8.875%, 06/01/22 ..................       500,000             510,220
UTILITIES -- 2.3%
   Sonat
      6.625%, 02/01/08 ..................       500,000             468,370
                                                                 ----------
   TOTAL CORPORATE BONDS AND NOTES
      (Cost $5,958,641) .................                         5,752,982
                                                                 ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             OCTOBER 31, 1999

-----------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS  -- 3.5%
-----------------------------------------------------------------------------------------

                                                                    Face
                                                                   Amount         Value
                                                                 ----------    ----------
   U.S. Treasury Bond
      4.750%, 02/15/04 ....................................        375,000     $  358,065
   U.S. Treasury Note
      4.625%, 11/30/00 ....................................        375,000        371,014
                                                                               ----------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $743,518) .....................................                       729,079
                                                                               ----------

-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 36.1%
-----------------------------------------------------------------------------------------

   Federal Home Loan Mortgage Corporation
      7.050%, 06/08/05 ....................................        850,000        838,712
      6.570%, 07/30/08 ....................................      1,000,000        951,250
      6.540%, 08/26/08 ....................................        500,000        474,845
      6.435%, 09/08/08 ....................................        500,000        472,500
      6.160%, 12/22/08 ....................................      1,750,000      1,628,323
      6.250%, 01/21/09 ....................................        500,000        466,875
      8.500%, 11/01/24 ....................................        488,662        506,220
      7.500%, 12/01/29 ....................................        454,000        454,848
   Federal National Mortgage Association
      6.110%,(0)09/24/08 ..................................      1,250,000      1,138,546
   Indonesia AID
      9.020%,(0)08/01/19 ..................................        600,000        607,050
                                                                               ----------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $7,977,520) ...................................                     7,539,169
                                                                               ----------

-----------------------------------------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED Obligations -- 14.7%
-----------------------------------------------------------------------------------------

   Federal National Mortgage Association
      6.500%, 03/01/13 ....................................      1,206,315      1,182,937
      9.500%, 08/01/21 ....................................        150,776        158,802
      9.000%, 06/01/25 ....................................        267,027        280,379
      7.000%, 10/01/27 ....................................        717,648        705,097
   Federal National Mortgage Association, Ser 1998-M2, Cl B
      6.247%, 03/17/21 ....................................        770,000        749,210
                                                                               ----------
   TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS
      (Cost $3,137,006) ...................................                     3,076,425
                                                                               ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 6.6%
--------------------------------------------------------------------------------------------------

                                                                             Face
                                                                            Amount        Value
                                                                         -----------   ------------
   American Express Credit Account Master Trust, Ser 1998-1, Cl A5
      5.360%, 01/17/06 ...........................................       $  800,000     $  797,520
   The Money Store, Ser 1997-D, Cl AF7
      6.485%, 12/15/38 ...........................................          585,000        574,763
                                                                                        ----------
   TOTAL ASSET-BACKED SECURITIES
      (Cost $1,394,593) ..........................................                       1,372,283
                                                                                        ----------

--------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.9%
--------------------------------------------------------------------------------------------------

   Advanta Mortgage Loan Trust, Ser 1996-2, Cl A3
      7.440%, 08/25/18 ...........................................          418,178        418,003
   Deutsche Mortgage and Asset Receiving, Ser 1998-C1, Cl A2
      6.538%, 02/15/08 ...........................................          700,000        662,361
   Merrill Lynch Mortgage Investors STRIP, Ser 1994-A, Cl A4
      6.394%, 02/15/09 ...........................................           16,033         15,843
   Money Store Home Equity Trust, Ser 96-B, Cl A7
      7.550%, 06/15/20 ...........................................          525,000        533,551
   UCFC Home Equity Loan, Ser 1997-C, Cl A5
      6.880%, 09/15/22 ...........................................          445,000        442,410
                                                                                        ----------
   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
      (Cost $2,124,649) ..........................................                       2,072,168
                                                                                        ----------

--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.4%
--------------------------------------------------------------------------------------------------

   GE Capital CP
      5.313%, 11/15/99 ...........................................          454,000        453,068
   U.S. Treasury Bill 01/27/00
      4.960%, 01/27/00 ...........................................           40,000         39,520
                                                                                        ----------
   TOTAL SHORT-TERM INVESTMENTS
      (Cost $492,577) ............................................                         492,588
                                                                                        ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Value
                                                            ---------
TOTAL INVESTMENTS -- 100.8%
   (Cost $21,828,504) (a) .................               $ 21,034,694
                                                          ------------
OTHER ASSETS AND LIABILITIES, NET -- (0.8%)                   (173,999)
                                                          ------------
TOTAL NET ASSETS -- 100.0% ................               $ 20,860,695
                                                          ============

  + All or a portion of this security was pledged to cover margin requirements for open futures contracts.
AID    Agency for International Development.
Cl     Class
CP Commerical Paper. The rate reported on the Portfolio of Investments is the effective yield as of October 31, 1999.
Ser    Series
STRIPS Separately Traded Registered Interest and Principal Securities
(a) The cost for federal income tax purposes was $21,828,504. At October 31, 1999, net unrealized depreciation for all securities based on tax cost was $793,810. This consisted of aggregate gross unrealized appreciation for all securities of $13,224 and aggregate gross unrealized depreciation for all securities of $807,034.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO
                                                      OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMERCIAL PAPER -- 91.6%
--------------------------------------------------------------------------------

                                              Face              Amortized
                                             Amount               Cost
                                        ----------------     ------------------
AGRICULTURE -- 3.5%
   Cargill
      5.720%, 01/14/00 .........          $ 4,500,000          $ 4,446,813
                                                               -----------
AUTOMOTIVE -- 9.8%
   Ford Motor
      5.250%, 11/08/99 .........            2,000,000            1,997,958
   Ford Motor Credit
      5.710%, 01/10/00 .........            4,000,000            3,955,589
   Toyota Motor Credit
      5.250%, 11/19/99 .........            2,500,000            2,493,438
   Volkswagon
      5.894%, 01/27/00 .........            4,000,000            3,943,450
                                                               -----------

                                                                12,390,435
                                                               -----------
BEVERAGE, FOOD & TOBACCO -- 8.6%
   Brown Forman
      5.947%, 01/28/00 .........            3,000,000            2,956,733
   Coca-Cola
      5.736%, 01/31/00 .........            4,000,000            3,942,468
   Hershey Foods
      3.364%, 11/10/99 .........            4,000,000            3,994,720
                                                               -----------

                                                                10,893,921
                                                               -----------
COMPUTERS -- 3.1%
   IBM Credit
      5.876%, 02/25/00 .........            4,000,000            3,925,245
                                                               -----------
FINANCIAL SERVICES -- 30.1%
   American Express
      5.757%, 01/18/00 .........            4,000,000            3,950,340
   Caisse Centrale
      6.077%, 01/18/00 .........            1,000,000              986,887
      5.423%, 01/29/00 .........            4,000,000            3,946,660
   Cooperative Associates
      4.399%, 02/08/00 .........            2,000,000            1,968,265
      5.910%, 03/01/00 .........            2,000,000            1,960,877
   CSW Credit
      4.838%, 11/02/99 .........            4,000,000            3,999,422
   GMAC
      5.987%, 02/18/00 .........            4,000,000            3,928,423


   The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO
                                                      OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- continued
--------------------------------------------------------------------------------

                                              Face              Amortized
                                             Amount               Cost
                                           -----------         --------------

FINANCIAL SERVICES -- continued
   Goldman Sachs
      5.970%, 02/24/00 ........          $ 4,000,000          $ 3,923,717
   First Data
      5.490%, 01/25/00 ........            4,000,000            3,945,411
   USAA Capital
      5.716%, 02/16/00 ........            3,500,000            3,441,224
      5.774%, 02/18/00 ........            1,000,000              982,712
   Xerox Credit
      5.170%, 11/05/99 ........            5,022,000            5,019,115
                                                              -----------
                                                               38,053,053
                                                              -----------
INDUSTRIAL -- 9.4%
   Caterpillar Financial
      5.783%, 02/28/00 ........            4,000,000            3,924,633
   Consolidated Natural Gas
      5.044%, 11/02/99 ........            2,000,000            1,999,705
   Dupont (E.I.) de Nemours
      4.835%, 11/03/99 ........            4,000,000            3,998,851
   Monsanto
      4.329%, 02/07/00 ........            2,000,000            1,969,239
                                                              -----------
                                                               11,892,428
                                                              -----------
INSURANCE -- 3.1%
   Metlife Funding
      5.044%, 11/12/99 ........            4,000,000            3,993,522
                                                              -----------
PETROLEUM REFINING -- 4.0%
   BP Amoco Capital
      5.330%, 11/01/99 ........            5,000,000            5,000,000
                                                              -----------
PUBLISHING -- 1.0%
   Reed Elsevier
      5.350%, 11/01/99 ........            1,320,000            1,320,000
                                                              -----------
SPECIALTY MACHINERY -- 4.0%
   Cooper Industries
      5.330%, 11/01/99 ........            5,000,000            5,000,000
                                                              -----------
TELECOMMUNICATIONS -- 8.7%
   Bell Atlantic Network
      5.194%, 11/04/99 ........            4,000,000            3,998,233


   The accompanying notes are an integral part of the financial statements.



UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO
                                                      OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- continued
--------------------------------------------------------------------------------
                                                               Face                Amortized
                                                               Amount                 Cost
                                                            ------------        ---------------
TELECOMMUNICATIONS -- continued
   Bell South Telephone
      5.950%, 02/04/00 ...........................          $  4,000,000          $  3,937,722
   GTE Funding
      4.980%, 11/04/99 ...........................             3,000,000             2,998,675
                                                                                  ------------

                                                                                    10,934,630
                                                                                  ------------
UTILITIES -- 6.3%
   Duke Energy
      3.918%, 01/14/00 ...........................             4,000,000             3,954,120
   Potomac Electric
      5.429%, 01/21/00 ...........................             4,000,000             3,948,250
                                                                                  ------------

                                                                                     7,902,370
                                                                                  ------------
   TOTAL COMMERCIAL PAPER
      (Cost $115,752,417) ........................                                 115,752,417
                                                                                  ------------

----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.9%
----------------------------------------------------------------------------------------------

   Student Loan Marketing Association
      5.575%, 01/20/00 ...........................             5,000,000             5,000,000
      5.796%, 04/20/00 ...........................             5,000,000             5,000,000
                                                                                  ------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $10,000,000) .........................                                  10,000,000
                                                                                  ------------

----------------------------------------------------------------------------------------------
ASSET-BACKED SECURITY -- 0.3%
----------------------------------------------------------------------------------------------

   WFS Financial Owner Trust, Series 1999-A, Cl A1
      5.008%, 02/20/00 ...........................               319,470               319,471
                                                                                  ------------
   TOTAL ASSET-BACKED SECURITY
      (Cost $319,471) ............................                                     319,471
                                                                                  ------------
   TOTAL INVESTMENTS -- 99.8%
      (Cost $126,071,888) (a) ....................                                 126,071,888
                                                                                  ------------
   OTHER ASSETS AND LIABILITIES, NET -- 0.2% .....                                     307,814
                                                                                  ------------
   TOTAL NET ASSETS -- 100.0% ....................                                $126,379,702
                                                                                  ============

  + Variable Rate Security. The rate reported on the Portfolio of Investments is the rate in effect on October 31, 1999.
 Cl  Class
(a)  Aggregate cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                         DSI PORTFOLIOS
                                                                OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                                       DSI
                                               DSI                DSI                                Limited               DSI
                                            Small Cap         Disciplined           DSI              Maturity             Money
                                              Value              Value            Balanced             Bond               Market
                                            Portfolio          Portfolio          Portfolio          Portfolio           Portfolio
                                          -------------      -------------      -------------      -------------      --------------

Assets
Investments, at Cost ................     $  16,808,072      $  45,667,881      $  26,039,328      $  21,828,504      $ 126,071,888
                                          =============      =============      =============      =============      =============
Investments, at Value -- Note A .....     $  16,261,321      $  41,950,365      $  24,724,945      $  21,034,694      $ 126,071,888
Foreign Currency, at Value (Cost $244
   and $620, respectively) ..........                --                 --                240                614                 --
Cash ................................               523                 --              9,244             26,293                887
Receivable for Investments Sold .....                --                 --            230,149            455,561                 --
Receivable for Portfolio Shares
 Sold ...............................                --              1,851                 --                 --            822,378
Dividends Receivable ................             1,137             82,919             27,042                 --
Interest Receivable .................               306                                98,019            301,074             91,288
Other Assets ........................             3,035              6,014             16,293              2,273             33,786
                                          -------------      -------------      -------------      -------------      -------------
   Total Assets .....................        16,266,322         42,041,149         25,105,932         21,820,509        127,020,227
                                          -------------      -------------      -------------      -------------      -------------
Liabilities
Payable for Investments Purchased ...           337,218                 --            329,555            912,304                 --
Payable for Daily Variation on
   Futures Contracts -- Note A ......                --                 --              4,453              4,687                 --
Payable for Investment Advisory Fees
  -- Note B .........................            11,335             26,317             11,332              7,960             42,648
Payable for Administrative Fees
  -- Note C .........................            10,145             16,546             10,199             10,685             17,007
Payable for Custodian Fees
  -- Note D .........................               880              3,244              3,006              1,488              6,005
Payable to Custodian Bank
  -- Note D .........................                --            105,199                 --                 --                 --
Payable for Portfolio Shares
  Redeemed ..........................                --              4,375              2,847              1,429             13,048
Distribution and Service Fees Payable
   -- Note E ........................                --                584                 --                 --                 --
Payable for Directors' Fees
   -- Note G ........................               640                759                673                665                847
Payable for Distributions ...........                --                 --                 --                 --            535,100
Other Liabilities ...................            12,964             23,878             24,301             20,596             25,870
                                          -------------      -------------      -------------      -------------      -------------
Total Liabilities ...................           373,182            180,902            386,366            959,814            640,525
                                          -------------      -------------      -------------      -------------      -------------
Net Assets ..........................     $  15,893,140      $  41,860,247      $  24,719,566      $  20,860,695      $ 126,379,702
                                          =============      =============      =============      =============      =============
Net Assets Consist of:
Paid in Capital .....................     $  16,812,246      $  40,149,250      $  23,627,432      $  23,923,394      $ 126,393,420
Undistributed Net Investment Income
   (Loss) ...........................                --            100,466            111,646            188,467                (32)

Accumulated Net Realized Gain
   (Loss) ...........................          (372,355)         5,328,047          2,295,733         (2,457,113)           (13,686)

Unrealized Depreciation .............          (546,751)        (3,717,516)        (1,315,245)          (794,053)                --
                                          -------------      -------------      -------------      -------------      -------------
Net Assets ..........................     $  15,893,140      $  41,860,247      $  24,719,566      $  20,860,695      $ 126,379,702
                                          =============      =============      =============      =============      =============
Institutional Class Shares
Net Assets ..........................        15,893,140         39,190,752         24,719,566         20,860,695        126,379,702
Shares Issued and Outstanding
   ($0.001 par value)
  (Authorized 25,000,000) ...........         1,684,418          3,685,901          2,639,406          2,334,569        126,397,002
Net Asset Value, Offering and
   Redemption Price Per Share .......     $        9.44      $       10.63      $        9.37      $        8.94      $        1.00
                                          =============      =============      =============      =============      =============
Institutional Service Class Shares
Net Assets ..........................                --      $   2,669,495                 --                 --                 --
Shares Issued and Outstanding
   ($0.001 par value)
   (Authorized 10,000,000) ..........                --            251,334                 --                 --                 --
Net Asset Value, Offering and
   Redemption Price Per Share .......                --      $       10.62                 --                 --                 --
                                          =============      =============      =============      =============      =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI PORTFOLIOS
                                             FOR THE YEAR ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                              DSI                                        DSI
                                                             Small           DSI                        Limited          DSI
                                                              Cap        Disciplined       DSI         Maturity         Money
                                                             Value          Value        Balanced        Bond          Market
                                                          Portfolio*     Portfolio      Portfolio      Portfolio      Portfolio
                                                         -----------    -----------    -----------    -----------    -----------
Investment Income
Dividends ............................................   $    61,295    $ 1,452,456    $   373,382    $        --    $        --
Interest .............................................        45,098         51,640        853,605      1,951,909      5,992,759
                                                         -----------    -----------    -----------    -----------    -----------
   Total Income ......................................       106,393      1,504,096      1,226,987      1,951,909      5,992,759
                                                         -----------    -----------    -----------    -----------    -----------
Expenses
Investment Advisory Fees - Note B ....................       121,772        511,433        167,557        132,944        466,029
Administrative Fees - Note C .........................        87,360        188,400        105,983        117,791        167,587
Custodian Fees - Note D ..............................         5,888         22,535         14,422          7,661         25,401

Distribution and Service Plan Fees
   Institutional Service Class - Note E ..............            --         16,087             --             --             --
Account Services Fees - Note F .......................            --          3,980             --             --          3,430
Directors' Fees - Note G .............................         2,637          3,873          3,052          3,043          4,838
Audit Fees ...........................................         8,500         16,395          9,613         14,252         13,766
Legal Fees ...........................................         1,116          4,956          2,809          2,420         13,323
Printing Fees ........................................        19,042          7,662          7,513          7,521          9,307
Registration and Filing Fees .........................        28,324         19,748         18,073         14,207         24,360
Shareholder Servicing Fees ...........................         1,923          9,545         47,716            256         49,795
Other Expenses .......................................         3,258         20,975         13,984          6,750         24,519
Account Services Fees Waived - Note F ................            --             --             --             --         (3,430)
Investment Advisory Fees Waived -
   Note B ............................................       (14,326)            --         (4,379)            --       (256,316)
                                                         -----------    -----------    -----------    -----------    -----------
Net Expenses Before Expense Offset ...................       265,494        825,589        386,343        306,845        542,609
                                                         -----------    -----------    -----------    -----------    -----------
Expense Offset - Note A ..............................          (122)          (112)            (3)        (2,160)        (2,695)
                                                         -----------    -----------    -----------    -----------    -----------
   Net Expenses After Expense Offset .................       265,372        825,477        386,340        304,685        539,914
                                                         -----------    -----------    -----------    -----------    -----------
Net Investment Income (Loss) .........................      (158,979)       678,619        840,647      1,647,224      5,452,845
                                                         -----------    -----------    -----------    -----------    -----------
Net Realized Gain (Loss) on:
   Investments .......................................      (372,355)     5,588,615      2,351,390       (380,678)           668
   Futures Contracts .................................            --             --        (13,935)       (16,430)            --
                                                         -----------    -----------    -----------    -----------    -----------
Total Net Realized Gain (Loss) .......................      (372,355)     5,588,615      2,337,455       (397,108)           668
                                                         -----------    -----------    -----------    -----------    -----------
Net Change in Unrealized Appreciation/Depreciation on:
   Investments .......................................      (546,751)    (5,103,926)    (1,379,797)      (968,820)            --
   Foreign Exchange Translations .....................            --             --             --            (10)            --
   Futures Contracts .................................            --             --         16,641         24,578             --
                                                         -----------    -----------    -----------    -----------    -----------
Total Net Change in Unrealized
   Appreciation/Depreciation .........................      (546,751)    (5,103,926)    (1,363,156)      (944,252)            --
                                                         -----------    -----------    -----------    -----------    -----------
Net Gain (Loss) ......................................      (919,106)       484,689        974,299     (1,341,360)           668
                                                         -----------    -----------    -----------    -----------    -----------
Net Increase (Decrease) in Net Assets
   Resulting from Operations .........................   $(1,078,085)   $ 1,163,308    $ 1,814,946    $   305,864    $ 5,453,513
                                                         ===========    ===========    ===========    ===========    ===========

*The DSI Small Cap Value Portfolio commenced operations on December 16, 1998.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          DSI SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   December 16,
                                                                     1998* to
                                                                   October 31,
                                                                      1999
                                                                 -------------

Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss ...................................        $   (158,979)
   Net Realized Loss .....................................            (372,355)
   Net Change in Unrealized Appreciation/Depreciation ....            (546,751)
                                                                  ------------
   Net Decrease in Net Assets Resulting from Operations ..          (1,078,085)
                                                                  ------------
Capital Share Transactions - Note K:
Institutional Class:
   Issued ................................................          17,491,674
   Redeemed ..............................................            (520,449)
                                                                  ------------
   Net Increase from Capital Share Transactions: .........          16,971,225
                                                                  ------------
         Total Increase ..................................          15,893,140
Net Assets:
   Beginning of Period ...................................                  --
                                                                  ------------
   End of Period (Including undistributed net investment
     income of $0) .......................................        $ 15,893,140
                                                                  ============

  * Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Year Ended            Year Ended
                                                                             October 31,           October 31,
                                                                                1999                  1998
                                                                            ------------           ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ...........................................        $    678,619           $  1,169,996
   Net Realized Gain ...............................................           5,588,615              9,054,860
   Net Change in Unrealized Appreciation/Depreciation ..............          (5,103,926)            (6,216,743)
                                                                            ------------           ------------
   Net Increase in Net Assets Resulting from Operations ............           1,163,308              4,008,113
                                                                            ------------           ------------
Distributions:
Net Investment Income:
   Institutional Class .............................................            (663,362)              (938,035)
   Institutional Service Class .....................................             (75,165)              (143,495)
Net Realized Gain:
   Institutional Class .............................................          (7,217,145)           (12,032,316)
   Institutional Service Class .....................................          (1,845,173)            (2,097,081)
                                                                            ------------           ------------
   Total Distributions .............................................          (9,800,845)           (15,210,927)
                                                                            ------------           ------------
Capital Share Transactions - Note K:
Institutional Class:
   Issued ..........................................................          10,958,386             11,512,952
   In Lieu of Cash Distributions ...................................           7,838,345             12,904,123
   Redeemed ........................................................         (41,532,201)           (23,545,495)
                                                                            ------------           ------------
   Net Increase (Decrease) from Institutional Class Shares .........         (22,735,470)               871,580
                                                                            ------------           ------------
Institutional Service Class:
   Issued ..........................................................           1,663,181              8,883,853
   In Lieu of Cash Distributions ...................................           1,920,338              2,239,963
   Redeemed ........................................................         (17,090,102)            (6,041,310)
                                                                            ------------           ------------
   Net Increase (Decrease) from Institutional Service Class Shares..         (13,506,583)             5,082,506
                                                                            ------------           ------------
   Net Increase (Decrease) from Capital Share Transactions .........         (36,242,053)             5,954,086
                                                                            ------------           ------------
        Total Decrease .............................................         (44,879,590)            (5,248,728)
Net Assets:
   Beginning of Period .............................................          86,739,837             91,988,565
                                                                            ------------           ------------
   End of Period (including undistributed net investment income of
     $100,466 and 172,714, respectively) ...........................        $ 41,860,247           $ 86,739,837
                                                                            ============           ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          December 22,
                                                                   Year Ended              1997* to
                                                                   October 31,            October 31,
                                                                      1999                   1998
                                                                  ------------           ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ..................................       $    840,647           $    987,555
   Net Realized Gain ......................................          2,337,455              1,385,811
   Net Change in Unrealized Appreciation/Depreciation .....         (1,363,156)                47,911
                                                                  ------------           ------------
   Net Increase in Net Assets Resulting from Operations ...          1,814,946              2,421,277
                                                                  ------------           ------------
Distributions:
   Net Investment Income ..................................           (889,522)              (815,142)
   Net Realized Gain ......................................         (1,439,425)                    --
                                                                  ------------           ------------
   Total Distributions ....................................         (2,328,947)              (815,142)
                                                                  ------------           ------------
Capital Share Transactions - Note K:
Institutional Class:
   Issued .................................................          4,125,694             33,191,031
   In Lieu of Cash Distributions ..........................          2,314,685                815,142
   Redeemed ...............................................        (15,173,864)            (1,645,256)
                                                                  ------------           ------------
   Net Increase (Decrease) from Capital Share
     Transactions .........................................         (8,733,485)            32,360,917
                                                                  ------------           ------------
       Total Increase (Decrease) ..........................         (9,247,486)            33,967,052
Net Assets:
   Beginning of Period ....................................         33,967,052                     --
                                                                  ------------           ------------
   End of Period (Including undistributed net investment
     income of $111,646 and $160,521 respectively) ........       $ 24,719,566           $ 33,967,052
                                                                  ============           ============

* Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      Year Ended             Year Ended
                                                                      October 31,            October 31,
                                                                         1999                   1998
                                                                     ------------           ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ..................................          $  1,647,224           $  2,062,378
   Net Realized Loss ......................................              (397,108)              (140,862)
   Net Change in Unrealized Appreciation/Depreciation .....              (944,252)              (257,572)
                                                                     ------------           ------------
   Net Increase in Net Assets Resulting from Operations ...               305,864              1,663,944
                                                                     ------------           ------------
Distributions:
   Net Investment Income ..................................            (1,706,809)            (1,985,847)
                                                                     ------------           ------------
Capital Share Transactions - Note K:
Institutional Class:
   Issued .................................................            20,557,641              6,242,529
   In Lieu of Cash Distributions ..........................             1,662,227              1,955,733
   Redeemed ...............................................           (35,945,818)            (4,601,118)
                                                                     ------------           ------------
   Net Increase (Decrease) from Capital Share Transactions:           (13,725,950)             3,597,144
                                                                     ------------           ------------
         Total Increase (Decrease) ........................           (15,126,895)             3,275,241
Net Assets:
   Beginning of Period ....................................            35,987,590             32,712,349
                                                                     ------------           ------------
   End of Period (including undistributed net investment
     income of $188,469 and $248,052, respectively) .......          $ 20,860,695           $ 35,987,590
                                                                     ============           ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Year Ended              Year Ended
                                                                   October 31,             October 31,
                                                                      1999                    1998
                                                                  -------------           -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ...............................          $   5,452,845           $   8,046,097
   Net Realized Gain ...................................                    668                   1,104
                                                                  -------------           -------------
   Net Increase in Net Assets Resulting from Operations               5,453,513               8,047,201
                                                                  -------------           -------------
Distributions:
   Net Investment Income ...............................             (5,452,821)             (8,046,247)
                                                                  -------------           -------------
Capital Share Transactions - Note K:
Institutional Class:
   Issued ..............................................            677,244,037             930,565,909
   In Lieu of Cash Distributions .......................              1,945,263               2,401,839
   Redeemed ............................................           (703,671,169)           (934,323,760)
                                                                  -------------           -------------
   Net Decrease from Capital Share Transactions: .......            (24,481,869)             (1,356,012)
                                                                  -------------           -------------
         Total Decrease ................................            (24,481,177)             (1,355,058)
Net Assets:
   Beginning of Period .................................            150,860,879             152,215,937
                                                                  -------------           -------------
   End of Period (including undistributed net investment
     loss of ($32) and ($56), respectively) ............          $ 126,379,702           $ 150,860,879
                                                                  =============           =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          DSI SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                             Institutional
                                                              Class Shares
                                                              ------------



                                                              December 16,
                                                               1998*** to
                                                               October 31,
                                                                   1999
                                                              --------------

Net Asset Value, Beginning of Period ..................        $ 10.00
Income from Investment Operations:
   Net Investment Loss ................................          (0.09)
   Net Realized and Unrealized Loss ...................          (0.47)
                                                               -------
   Total from Investment Operations ...................          (0.56)
                                                               -------
Net Asset Value, End of Period ........................        $  9.44
                                                               =======

Total Return+ .........................................          (5.60)%**
                                                               =======

Ratios and Supplemental Data
   Net Assets, End of Period (Thousands) ..............        $15,893
   Ratio of Expenses to Average Net Assets ............           1.85%*
   Ratio of Net Investment Loss to Average Net Assets..          (1.11)%*
   Portfolio Turnover Rate ............................             91%

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had certain expenses not been waived by the Adviser during the period indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                           Institutional Class Shares
                                  ----------------------------------------------
                                             Years Ended October 31
                                  ----------------------------------------------
                                    1999      1998     1997      1996     1995
                                  --------- -------- --------  -------- --------
Net Asset Value,
   Beginning of Period .......  $ 12.47   $ 14.27   $ 12.99   $ 11.76   $ 11.11
                                -------   -------   -------   -------   -------
Income from Investment
   Operations:
   Net Investment Income .....     0.16      0.17      0.19      0.23      0.25
   Net Realized and Unrealized
     Gain ....................    (0.49)@    0.38      3.10      2.26      1.70
                                -------   -------   -------   -------   -------
   Total from Investment
     Operations ..............    (0.33)     0.55      3.29      2.49      1.95
                                -------   -------   -------   -------   -------
Distributions:
   Net Investment Income .....    (0.13)    (0.16)    (0.20)    (0.22)    (0.25)
   Net Realized Gain .........    (1.38)    (2.19)    (1.81)    (1.04)    (1.05)
                                -------   -------   -------   -------   -------
   Total Distributions .......    (1.51)    (2.35)    (2.01)    (1.26)    (1.30)
                                -------   -------   -------   -------   -------
Net Asset Value, End of Period  $ 10.63   $ 12.47   $ 14.27   $ 12.99   $ 11.76
                                =======   =======   =======   =======   =======
Total Return .................    (3.47)%    4.37%    28.99%    22.92%    20.12%
                                =======   =======   =======   =======   =======
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ...............  $39,191   $69,681   $78,545   $63,596   $47,938
Ratio of Expenses to Average
   Net Assets ................     1.19%     1.04%     1.05%     1.04%     1.00%
Ratio of Net Investment Income
   to Average Net Assets .....     1.01%     1.24%     1.42%     1.89%     2.26%
Portfolio Turnover Rate ......       42%       64%      126%      135%      121%

@ The amounts shown for a share outstanding throughout the period does not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                   Institutional Service Class Shares
                             ---------------------------------------------------

                                  Year            Year          May 23,
                                  Ended           Ended       1997*** to
                                October 31,    October 31,   October 31,
                                   1999           1998          1997
                             -------------  ----------------  -----------

Net Asset Value,
   Beginning of Period .......   $ 12.46        $ 14.25        $ 13.10
                                 -------        -------        -------
Income from Investment
   Operations:
   Net Investment Income .....      0.11           0.14           0.07
   Net Realized and Unrealized
     Gains ...................     (0.46)@         0.38           1.15
                                 -------        -------        -------
   Total from Investment
     Operations ..............     (0.35)          0.52           1.22
                                 -------        -------        -------
Distributions:
   Net Investment Income .....     (0.11)         (0.12)         (0.07)
   Net Realized Gain .........     (1.38)         (2.19)            --
                                 -------        -------        -------
   Total Distributions .......     (1.49)         (2.31)         (0.07)
                                 -------        -------        -------
Net Asset Value, End of Period   $ 10.62        $ 12.46        $ 14.25
                                 =======        =======        =======
Total Return .................     (3.62)%         4.13%          9.31%**
                                 =======        =======        =======
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ...............   $ 2,669        $17,059        $13,444
Ratio of Expenses to Average
   Net Assets ................      1.44%          1.29%          1.30%*
Ratio of Net Investment Income
   to Average Net Assets .....      0.76%          0.94%          0.68%*
Portfolio Turnover Rate ......        42%            64%           126%

  *  Annualized
 **  Not Annualized
***  Initial offering of Institutional Service Class Shares
  @ The amounts shown for a share outstanding throughout the period does not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                      Institutional Class Shares
                                                 -------------------------------
                                                        Year        December 22
                                                        Ended       1997*** to
                                                      October 31,   October 31,
                                                         1999          1998
                                                     -------------  ------------
Net Asset Value, Beginning of Period ...............   $  10.34       $ 10.00
                                                       --------       -------
Income from Investment Operations:
   Net Investment Income ...........................       0.29          0.30
   Net Realized and Unrealized Gain ................      (0.53)@        0.29
                                                       --------       -------
   Total from Investment Operations ................      (0.24)         0.59
                                                       --------       -------
Distributions:
   Net Investment Income ...........................      (0.29)        (0.25)
   Net Realized Gain ...............................      (0.44)        --
                                                       --------       -------
   Total Distributions .............................      (0.73)        (0.25)
                                                       --------       -------
Net Asset Value, End of Period .....................   $   9.37       $ 10.34
                                                       ========       =======
Total Return+ ......................................      (2.67)%        5.93%**
                                                       ========       =======

Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ..............   $ 24,720       $ 33,967
Ratio of Expenses to Average Net Assets ............       1.23%         0.73%*
Ratio of Net Investment Income to Average Net Assets       2.60%         3.47%*
Portfolio Turnover Rate ............................         67%           73%

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had certain expenses not been waived by the Adviser during the period indicated.
  @ The amounts shown for a share outstanding throughout the period does not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                            Institutional Class Shares
                           ------------------------------------------------------------------
                                              Years Ended October 31
                           ------------------------------------------------------------------
                                               1999       1998      1997      1996      1995
                                             --------   -------   -------   -------   -------
Net Asset Value,
   Beginning of Period .......                $  9.39   $  9.46   $  9.40   $  9.51   $  9.31
                                              -------   -------   -------   -------   -------
Income from Investment
   Operations:
   Net Investment Income .....                   0.56      0.55      0.58      0.62      0.69
   Net Realized and Unrealized
     Gain (Loss) .............                  (0.46)    (0.08)     0.05     (0.13)     0.17
                                              -------   -------   -------   -------   -------
   Total from Investment
     Operations ..............                   0.10      0.47      0.63      0.49      0.86
                                              -------   -------   -------   -------   -------
Distributions:
   Net Investment Income .....                  (0.55)    (0.54)    (0.57)    (0.60)    (0.66)
                                              -------   -------   -------   -------   -------
   Total Distributions .......                  (0.55)    (0.54)    (0.57)    (0.60)    (0.66)
                                              -------   -------   -------   -------   -------
Net Asset Value, End of Period                $  8.94   $  9.39   $  9.46   $  9.40   $  9.51
                                              =======   =======   =======   =======   =======
Total Return .................                   1.04%     5.08%     6.93%     5.34%     9.58%
                                              =======   =======   =======   =======   =======

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ...............                $20,861   $35,988   $32,712   $30,433   $29,294
Ratio of Expenses to Average
   Net Assets ................                   1.03%     0.97%     0.95%     1.00%     0.88%
Ratio of Net Investment Income
   to Average Net Assets .....                   5.58%     5.98%     6.17%     6.55%     7.12%
Portfolio Turnover Rate ......                     63%      107%       51%      121%      126%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                                Institutional Class Shares
                                  ---------------------------------------------------------
                                                  Years Ended October 31
                                  ---------------------------------------------------------
                                    1999        1998       1997       1996        1995
Net Asset Value,
   Beginning of Period .......    $   1.00   $   1.000  $   1.000  $    1.000  $   1.000
                                  --------   ---------  ---------  ----------  ---------
Income from Investment
   Operations:
   Net Investment Income .....        0.047      0.053      0.051       0.051      0.053
                                  --------   ---------  ---------  ----------  ---------
   Total from Investment
     Operations ..............        0.047      0.053      0.051       0.051      0.053
                                  --------   ---------  ---------  ----------  ---------
Distributions:
   Net Investment Income .....       (0.047)    (0.053)    (0.051)     (0.051)    (0.053)
                                  --------   ---------  ---------  ----------  ---------
   Total Distributions .......       (0.047)    (0.053)    (0.051)     (0.051)    (0.053)
                                  --------   ---------  ---------  ----------  ---------
Net Asset Value, End of Period    $   1.00   $   1.00   $   1.00   $    1.00   $   1.00
                                  ========   ========   ========   =========   ========
Total Return+ ................        4.77%      5.38%      5.26%       5.26%      5.48%
                                  ========   ========   ========   =========   ========
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ...............    $126,380   $150,861   $152,216   $ 220,124   $124,147
Ratio of Expenses to Average
   Net Assets ................        0.46%      0.36%      0.37%       0.38%      0.50%
Ratio of Net Investment Income
   to Average Net Assets .....        4.66%      5.27%      5.14%       5.14%      5.35%


+ Total return would have been lower had certain expenses not been waived by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The DSI Small Cap Value Portfolio, DSI Disciplined Value Portfolio, DSI Balanced Portfolio, DSI Limited Maturity Bond Portfolio, and DSI Money Market Portfolio, (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1999, the UAM Funds were comprised of 48 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The Portfolios are authorized to offer two separate classes of shares - Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). As of October 31, 1999, DSI Disciplined Value Portfolio has issued Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objectives of the Portfolios are as follows:

          DSI Small Cap Value Portfolio seeks maximum capital appreciation consistent with reasonable risk to principal by investing in primarily smaller capital companies.

          DSI Disciplined Value Portfolio seeks to achieve maximum long-term total return consistent with reasonable risk to principal through diversified equity investments.

          DSI Balanced Portfolio seeks to provide maximum long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of equity, primarily investment grade fixed income and money market securities.

          DSI Limited Maturity Bond Portfolio seeks to provide maximum total return consistent with reasonable risk to principal by investing in investment grade fixed income securities. The Portfolio will ordinarily maintain an average weighted maturity of less than six years.

          DSI Money Market Portfolio seeks to provide maximum current income consistent with the preservation of capital and liquidity by investing in short-term investment grade money market obligations issued or guaranteed by financial institutions, non financial corporations, and the United States Government, as well as repurchase agreements collateralized by such securities.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such poli-

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

cies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

          2. Federal Income Taxes: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          Each Portfolio, except the DSI Money Market Portfolio, may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. These Portfolios accrue such taxes to net investment income, net realized gains, and net unrealized gains as income and/or capital gains are earned.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

     obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Futures and Options Contracts: Each Portfolio, except the DSI Money Market Portfolio, may use futures and options contracts to hedge against changes in the values of securities the Portfolios own or expect to purchase. Each Portfolio, except the DSI Money Market Portfolio, may also write covered options on securities it owns or in which it may invest to increase its current returns.

          The potential risk to the Portfolios is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

          Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. The following Portfolios had futures contracts open at October 31, 1999:


                                 Number      Aggregate                          Net
                                   of          Face                          Unrealized
     Contracts                  Contracts      Value      Expiration Date   Depreciation
     -----------               -----------  ------------  ---------------  --------------
     DSI Balanced
     Purchases:
     U.S. Treasury 2 Year Note.    5         $1,035,781    December 1999      $(546)
     Sales:
     U.S. Treasury 10 Year Note.   8            877,438    December 1999       (312)
     DSI Limited Maturity Bond
     Sales:
     U.S. Treasury 10 Year Note.   6            658,078    December 1999       (237)


          5. Foreign Currency Translation: The books and records of each Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolios do not isolate that portion of realized or

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

     unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid.

          6. Forward Foreign Currency Exchange Contracts: Each Portfolio, except the DSI Money Market Portfolio, may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios recognize realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

          7. Distributions to Shareholders: The DSI Money Market Portfolio will declare daily and distribute monthly substantially all of its net investment income. The DSI Small Cap Value, DSI Disciplined Value, DSI Limited Maturity Bond, and DSI Balanced Portfolios will distribute substantially all of their net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of gains or losses on investments.

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

          Permanent book and tax basis differences resulted in reclassifications as follows:

                            Undistributed    Accumulated
                            Net Investment   Net Realized       Paid in
     DSI Portfolios            Income         Gain/(Loss)       Capital
     ---------------       ---------------   ------------   ---------------
     Small Cap Value.......   $158,979         $    --         $(158,979)
     Disciplined Value.....    (12,340)         12,339                 1

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          8. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Dewey Square Investors Corporation (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios for a monthly fee calculated at an annual rate of 0.85% of the average daily net assets for DSI Small Cap Value Portfolio; 0.75% of the average daily net assets for DSI Disciplined Value Portfolio; 0.55% of the average daily net assets for DSI Balanced Portfolio; 0.45% of the average daily net assets for DSI Limited Maturity Bond Portfolio; and 0.40% of the average daily net assets for DSI Money Market Portfolio. In addition, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the DSI Small Cap Value Portfolio, DSI Balanced Portfolio and DSI Money Market

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

Portfolios' Institutional Class Shares total annual operating expenses, after the effect of expense offsets, if any, from exceeding 0.75%, 0.36% and 0.18% of average daily net assets, respectively.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the DSI Small Cap Value, DSI Disciplined Value, DSI Balanced, DSI Limited Maturity Bond and DSI Money Market Portfolios pay the Administrator 0.079%, 0.099%, 0.099%, 0.079% and 0.059% per annum of the average daily net assets of each portfolio, respectively. In addition, the DSI Small Cap Value, DSI Disciplined Value, DSI Balanced, DSI Limited Maturity Bond and DSI Money Market Portfolios pay an annual base fee of $87,500, $113,500, $87,500, $87,500 and $87,500, respectively, and a fee based on the number of active shareholder accounts.

     For the year ended October 31, 1999, the Administrator earned the following amounts from each Portfolio as Administrator and paid the following to CGFSC, DST and UAMSSC for their services:

                     Administration   Portion Paid   Portion Paid   Portion Paid
DSI Portfolios             Fee          to CGFSC        to DST        to UAMSSC
---------------      --------------   ------------   ------------   ------------
Small Cap Value ....    $ 87,360        $53,712        $11,570         $ 7,420
Discipline Value....     188,400         86,524         27,510          13,634
Balanced ...........     105,983         52,054         12,478           7,871
Limited Maturity
 Bond ..............     117,791         63,875         13,274           8,754
Money Market .......     167,587         98,098         17,312          13,193

     Effective November 1, 1999, the UAM Funds' Board of Directors approved a change in the Sub-Administrator from CGFSC to SEI Investments Mutual Funds Services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' assets held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the Portfolio to cover any advances made by the custodian to the Portfolios.

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios.

     The DSI Disciplined Value Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of the net assets of that class of shares, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the DSI Disciplined Value Portfolio's net assets. The DSI Disciplined Value Portfolio's Service Class Shares are not currently making payments for distribution fees, however the DSI Disciplined Value Portfolio's Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents. The Distributor does not receive any fee or other compensation with respect to the DSI Small Cap Value, DSI Balanced, DSI Limited Maturity Bond, and DSI Money Market Portfolios.

     F. Account Services: Through January 1, 1999, the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provided participant record-keeping. Pursuant to the terms of the agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The agreement was terminated effective January 1, 1999.

     G. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

     H. Purchases and Sales: For the year ended October 31, 1999, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

DSI Portfolios                              Purchases         Sales
-------------------                       -------------   -------------
Small Cap Value ......................     $30,441,176     $13,974,749
Disciplined Value ....................      28,209,245      70,553,394
Balanced .............................      11,964,279      17,881,005
Limited Maturity Bond ................       9,004,648      17,580,022

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

     Purchases and sales of long-term U.S. Government securities were $9,231,244 and $9,174,459, respectively, for the DSI Balanced Portfolio and $10,159,784 and $13,730,809, respectively, for the DSI Limited Maturity Bond Portfolio. There were no purchases or sales of long-term U.S. Government securities for the DSI Small Cap Value Portfolio and the DSI Disciplined Value Portfolio.

     I. Line of Credit: The DSI Small Cap Value, DSI Disciplined Value, DSI Balanced, and DSI Limited Maturity Bond Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1999, the Portfolios had no borrowings under the agreement.

     J. Other: At October 31, 1999, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                       No. of             %
DSI Portfolios                                      Shareholders      Ownership
-------------------                                --------------    -----------
Small Cap Value...................................        1             89.6%
Disciplined Value-Institutional Class.............        1             62.5
Disciplined Value-Institutional Service Class.....        1             99.6
Balanced..........................................        1             97.2
Limited Maturity Bond.............................        1             79.4
Money Market......................................        1             64.0

     At October 31, 1998, the following Portfolios had available capital loss carryover for Federal income tax purposes, which will expire on the dates indicated:


                                                        October 31,
                           --------------------------------------------------------------------
DSI Portfolios    2001        2002     2003      2004      2005     2006      2007       Total
--------------   ------      ------   ------    ------    ------   ------    ------     -------
Small Cap
 Value .........     --          --       --        --        --            371,363     371,363
Limited Maturity
 Bond ..........$ 8,328  $1,606,712  $68,688  $137,755  $243,544  $19,744  $343,587  $2,428,358
Money Market ...     --          --       --        --    13,687       --        --      13,687

UAM FUNDS                                                         DSI PORTFOLIOS


--------------------------------------------------------------------------------

     K. Capital Share Transactions: Transactions in capital shares for the Portfolios, by class, were as follows:

                                                                Institutional
                                Institutional Class Shares    Service Class Shares
                                --------------------------  ------------------------
                                    Year          Year         Year         Year
                                    Ended         Ended        Ended        Ended
                                 October 31,   October 31,  October 31,  October 31,
DSI Portfolios                      1999          1998         1999         1998
--------------                   -----------   -----------  -----------  -----------
Small Cap Value:*
Issued.........................   1,737,728            --           --           --
In Lieu of Cash Distributions..          --            --           --
Redeemed.......................     (53,310)           --           --           --
                                 -----------   -----------  -----------  -----------
Net Increase from Capital Share
   Transactions................   1,684,418            --           --           --
                                 ===========   ===========  ===========  ===========
Disciplined Value:
Issued.........................     876,964       864,902      134,021      693,442
In Lieu of Cash Distributions..     684,531     1,059,033      167,901      184,082
Redeemed.......................  (3,461,323)   (1,843,756)  (1,419,707)    (451,769)
                                 -----------   -----------  -----------  -----------
Net Increase (Decrease)
   from Capital Share
   Transactions................  (1,899,828)       80,179   (1,117,785)     425,755
                                 ===========   ===========  ===========  ===========
Balanced:
Issued.........................     593,835     3,362,757           --           --
In Lieu of Cash Distributions..     230,715        77,165           --           --
Redeemed.......................  (1,469,429)     (155,637)          --           --
                                 -----------   -----------  -----------  -----------
Net Increase (Decrease)
   from Capital Share
   Transactions................    (644,879)    3,284,285           --           --
                                 ===========   ===========  ===========  ===========
Limited Maturity Bond:
Issued.........................   2,208,432       658,795           --           --
In Lieu of Cash Distributions..     181,650       207,822           --           --
Redeemed.......................  (3,890,033)     (488,723)          --           --
                                 -----------   -----------  -----------  -----------
Net Increase (Decrease)
   from Capital Share
   Transactions................  (1,499,951)      377,894           --           --
                                 ===========   ===========  ===========  ===========
Money Market:
Issued......................... 677,242,414   930,565,909           --           --
In Lieu of Cash Distributions..   1,945,262     2,401,839           --           --
Redeemed.......................(703,666,583) (934,322,392)          --           --
                               ------------- -------------  -----------  -----------
Net Decrease from Capital
   Share Transactions.......... (24,478,907)   (1,354,644)          --           --
                               ============= =============  ===========  ===========

*    The Small Cap Value Portfolio commenced operations on December 16, 1998.

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
DSI Small Cap Value Portfolio
DSI Disciplined Value Portfolio
DSI Balanced Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the DSI Small Cap Value Portfolio, DSI Disciplined Value Portfolio, DSI Balanced Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio (the "Portfolios"), each a portfolio of the UAM Funds, Inc., at October 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 17, 1999

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------
Federal income Tax Information (Unaudited)
At October 31, 1999, the DSI Disciplined Value Portfolio and the DSI Balanced Portfolio hereby designate $6,955,273 and $634, respectively as a long-term gain dividend paid deduction on its Federal income tax return.

For the year ended October 31, 1999, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 25.6% for the DSI Disciplined Value Portfolio and 16.0% for DSI Balanced Portfolio.

For the year ended October 31, 1999, the percentage of income earned from direct Treasury Obligations for the DSI Limited Maturity Bond Portfolio and the DSI Balanced Portfolio was 4.4% and 6.9%, respectively.

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

Officers and Directors

Norton H. Reamer                               Peter M. Whitman, Jr.
Director, President and Chairman               Director

John T. Bennett, Jr.                           William H. Park
Director                                       Vice President

Nancy J. Dunn                                  Michael E. DeFao
Director                                       Secretary

Philip D. English                              Gary L. French
Director                                       Treasurer

William A. Humenuk                             Robert R. Flaherty
Director                                       Assistant Treasurer

James P. Pappas                                Robert J. Della Croce
Director                                       Assistant Treasurer

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Dewey Square Investors Corporation
One Financial Center - 24th floor
Boston, MA 02111

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110



                    This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.